                                                   EXHIBIT 23

                                       CONSENT OF INDEPENDENT ACCOUNTANTS

                                                                                                     Exhibit 23

                                        CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-3
(Registration No. 333-101629) and Form S-8 (Registration No. 333-75346) of The Phoenix Companies, Inc. of
our report dated February 5, 2003 relating to the consolidated financial statements, which appear in this
Form 10-K.

/s/ Pricewaterhouse Coopers LLP

Hartford, Connecticut
March 14, 2003